Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Part B of Amendment No. 2 to Registration Statement No. 811-10019 on Form N-1A of our reports dated May 21, 2001, appearing in the March 31, 2001 Annual Reports of Merrill Lynch U.S. High Yield Fund, Inc. and Mercury U.S. High Yield Fund, Inc.

/s/ Deloitte & Touche LLP New York, New York July 19, 2001